Exhibit 10.1
VOTING AGREEMENT
VOTING AGREEMENT (this “Agreement”), dated as of November  _____  , 2007, between the undersigned stockholder (“Stockholder”) of Pharmion Corporation, a Delaware corporation (the “Company”), and Celgene Corporation, a Delaware corporation (“Parent”).
WHEREAS, concurrently with or following the execution of this Agreement, the Company, Parent and Cobalt Acquisition LLC, a wholly-owned subsidiary of Parent (“Merger Sub”), have entered, or will enter, into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub and the Company pursuant to the terms and conditions of the Merger Agreement;
WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that Stockholder make certain representations, warranties, covenants and agreements with respect to the shares of common stock, par value $.001 per share, of the Company (“Company Common Stock”) beneficially owned by Stockholder and set forth below Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, the “Stockholder Shares”); and
WHEREAS, in order to induce Parent to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants and agreements with respect to the Stockholder Shares.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Representations of Stockholder. Stockholder represents and warrants to Parent that (a) Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) all of the Original Shares free and clear of all liens, claims, charges, security interests or other encumbrances of any kind or nature and, except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares, (b) Stockholder does not beneficially own any shares of Company Common Stock other than (i) the Original Shares and (ii) any options, warrants or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock (collectively, “Options”), and (c) Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes the legal, valid and binding obligation of Stockholder in accordance with its terms.

Section 2. Agreement to Vote Shares; Irrevocable Proxy.
(a) Stockholder agrees during the term of this Agreement to vote the Stockholder Shares, and to cause any holder of record of Stockholder Shares to vote, (i) in favor of approval of the adoption of the Merger Agreement and approval of the Merger at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (ii) against any Alternative Transaction, including a Superior Proposal (each such term used in this Section 2 and elsewhere in this Agreement shall have its meaning as defined in the Merger Agreement) and (iii) against any action or agreement that would result in a breach in any material respect of any representation, warranty, covenant, agreement or any other obligation of the Company under the Merger Agreement.
(b) Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Stockholder Shares in accordance with Section 2(a). This proxy and power of attorney is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder with respect to the Stockholder Shares. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.
Section 3. No Voting Trusts or Other Arrangements. Stockholder agrees that Stockholder will not, and will not permit any entity under Stockholder’s control to, deposit any of the Stockholder Shares in a voting trust, grant any proxies with respect to the Stockholder Shares or subject any of the Stockholder Shares to any arrangement with respect to the voting of the Stockholder Shares other than agreements entered into with Parent.
Section 4. No Proxy Solicitations. Stockholder, solely in Stockholder’s capacity as a stockholder of the Company, agrees that, during the term of this Agreement, Stockholder will not, and will not permit any entity under Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) in favor or furtherance of, or otherwise to facilitate, an Alternative Transaction, including a Superior Proposal, or otherwise assist any party in connection with an Alternative Transaction, including a Superior Proposal, (b) directly or indirectly initiate or cooperate in or knowingly encourage, a stockholders’ vote or action by consent of the Company’s stockholders in favor or furtherance of, or otherwise to knowingly facilitate, an Alternative Transaction, including a Superior Proposal, or (c) become a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of the Company for the purpose of taking any action in favor or furtherance of, or otherwise to facilitate, an Acquisition Transaction, including a Superior Proposal; provided, however, that nothing in this Agreement shall prevent Stockholder from taking any action or omitting to take any action solely as a member of the Board of Directors of the Company (or any committee thereof) (if Stockholder holds such office) or, at the direction of the Board of Directors of the Company (or any committee thereof), as an officer of the Company or any of its subsidiaries (if Stockholder holds such office).

Section 5. Transfer and Encumbrance. Stockholder agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of the Stockholder Shares on or after the date hereof and during the term of this Agreement; provided, however, that if the Stockholder Shares are in a brokerage or other account where the Stockholder Shares may be loaned to others, the Stockholder shall, as soon as practicable after the date hereof, transfer the Stockholder Shares into an account where the Stockholder Shares may not be loaned to others; and provided, further, that: (a) the foregoing restrictions shall not prohibit any transfer of Stockholder Shares under Stockholder’s will or pursuant to the laws of descent and distribution or any such transfer to an immediate family member or a family trust for the benefit of immediate family member(s), so long as, in each case, as a precondition to such transfer the transferee: (i) executes a counterpart of this Agreement; and (ii) agrees in writing to hold such Stockholder Shares (or interest in such Stockholder Shares) subject to all of the terms and provisions of this Agreement; (b) a Stockholder may, with the consent of Parent (which consent shall not be unreasonably withheld), pledge or encumber any Stockholder Shares so long as such pledge or encumbrance would not impair such Stockholder’s ability to perform its obligations under this Agreement; and (c) if Stockholder is a corporation, limited liability company or partnership, Stockholder may transfer up to 20% of its Stockholder Shares to its stockholders, members or partners, as applicable.
Section 6. Additional Shares. Stockholder agrees that all shares of Company Common Stock that Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, but excluding shares of Company Common Stock underlying unexercised Options) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Stockholder Shares for all purposes of this Agreement.
Section 7. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.
Section 8. No Agreement as Director or Officer. Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of the Company or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to the Company or its stockholders.

Section 9. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
Section 10. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to Parent:
Celgene Corporation
86 Morris Avenue
Summit, NJ 07901
Fax: (908) 673-9001
Attention: Robert J. Hugin, President and Chief Operating Officer
If to Stockholder, to the address or telecopy number set forth for Stockholder on the signature page hereof.
Section 11. Miscellaneous.
(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(a).
(b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement shall not be affected.
(c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
(d) This Agreement shall terminate upon the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date on which the Merger Agreement is terminated in accordance with its terms and (iii) the date of any material modification, waiver or amendment of the Merger Agreement that affects adversely the consideration payable to stockholders of the Company pursuant to the Merger Agreement as in effect on the date hereof
(e) Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.
(f) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.
(g) The obligations of Stockholder set forth in this Agreement shall not be effective or binding upon Stockholder until after such time as the Merger Agreement is executed and delivered by the Company, Parent and Merger Sub, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

(h) Neither party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto. Any assignment contrary to the provisions of this Section 11(h) shall be null and void.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

CELGENE CORPORATION

By:

Name:
Title:

STOCKHOLDER

Name:

Number of Shares of Company Common Stock
Beneficially Owned as of the Date of this
Agreement:

Street Address

City/State/Zip Code

Fax: